                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Kemper Variable Series
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                February 2, 2001

Kemper
Important News
--------------------------------------------------------------------------------
                                               for Kemper Value+Growth
                                               Portfolio Shareholders and
                                               Contract Owners

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                                       Q&A
--------------------------------------------------------------------------------
                              QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

Q What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Value+Growth Portfolio, has initiated a restructuring program to reduce the number of funds it advises by combining certain Kemper funds. The goal is to streamline the management and operations of the funds advised by ZSI, focus its distribution efforts and create one family of funds under the Scudder brand. Primary components of the restructuring affecting various funds advised by ZSI include:

 . a change in branding to offer virtually all funds advised by ZSI under the Scudder name; and

 . the combination of funds with similar investment objectives and policies, including combining Kemper funds with similar Scudder funds currently offered to the public;

 . the liquidation of certain small funds which have not achieved market acceptance and are unlikely to reach an efficient operating size;

 . the implementation of an administration agreement for certain Kemper funds similar to that recently adopted by the Scudder funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

 . the consolidation of your Board of Trustees with certain other Boards serving ZSI managed funds.

Q What is happening to my Fund? A Primary components of the restructuring that will affect your Fund include:

 . changing the name of your Fund;

 . changing your Fund from a diversified to a non-diversified fund in connection with revisions to the Fund's investment strategies;

 . establishing subadvisory arrangements for the growth segment of your Fund's portfolio; and

 . consolidating your Fund's Board of Trustees with certain other Boards overseeing funds advised by ZSI.

Q What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement, you are asked to approve:

 . the election of your Fund's Board of Trustees;

 . a change to the Fund's sub-classification under the Investment Company

                                                          [LOGO OF KEMPER FUNDS]

     Act of 1940 from a diversified company to a non-diversified company;

 .    a new subadvisory agreement for the Fund between ZSI and Jennison
     Associates LLC ("Jennison"); and

 .    the ratification of Ernst & Young LLP as your Fund's independent auditors.

After reviewing the proposals, your Fund's Board has determined that these actions are in the best interest of the Fund's shareholders.

The Board recommends that you vote for each proposal.
                                   ---

Q Why are shareholders voting on a new Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your Fund. The enclosed Proxy Statement outlines the prospective board members' qualifications and their current roles in overseeing the Kemper funds. In connection with ZSI's restructuring initiative, the Independent Trustees of the two separate boards of the Kemper funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper funds.

Q When would the new Board of Trustees begin overseeing the Fund?

A Those nominees elected as Trustees will take office commencing on July 1, 2001.

Q Why is a change in the Fund's sub-classification from a diversified fund being sought?

A ZSI has proposed changes to the Fund's investment strategy to limit the number of securities the Fund holds, to maintain an equal allocation of assets between the value and growth portions of the Fund and to employ multiple managers. In connection with these changes, ZSI has advised the Board that the Fund's sub-classification should be changed from diversified to non-diversified. Under the Investment Company Act of 1940, both shareholders of the Fund and the Board are required to approve a change to non-diversified status. While the ability to invest a larger portion of the Fund's assets in fewer issuers will increase the potential volatility of the Fund's net asset value, ZSI believes that the potential for improved performance outweighs these additional risks. Your Board has approved the proposed changes and recommends that you vote for this proposal.

Q Why are shareholders being asked to approve a new subadvisory arrangement for the Fund?

A In conjunction with the changes to the Fund's investment strategy described above, ZSI proposes to delegate day-to-day investment management of the growth segment of the Fund's portfolio (approximately 50%) to Jennison pursuant to a proposed subadvisory agreement. ZSI will remain responsible for allocating assets between the growth and value segments of the portfolio and for handling the day-to-day investment responsibilities for the value and cash segments. Shareholders are being asked to approve the proposed sub-advisory agreement because the Investment Company Act of 1940 requires its approval by both shareholders of the Fund and the Fund's Board. The Board has unanimously approved the subadvisory agreement and recommends that the Fund's shareholders also approve it.

Q Who will pay for the proxy solicitation?

A Costs associated with the proxy solicitation will be borne by ZSI. For more information please consult the enclosed Proxy Statement.

Q Whom should I call for more information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your Fund's information agent, at 1-877-389-2214.

                         KEMPER VALUE+GROWTH PORTFOLIO

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Value+Growth Portfolio (the "Fund"), a series of Kemper Variable Se-ries (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc. ("ZSI"), 13th Floor, Two International Place, Boston, MA 02110-4103, on March 14, 2001, at 3:30 p.m., Eastern time, for the following purposes:

  Proposal 1:   To elect Trustees of the Trust;

  Proposal 2:   To approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a di-versified company to a non-diversified company;

  Proposal 3:   To approve a new subadvisory agreement for the Fund between
                ZSI and Jennison Associates LLC; and

  Proposal 4:   To ratify the selection of Ernst & Young LLP as the indepen-
                dent auditors for the Fund for the Fund's current fiscal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on Janu-ary 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such ad-journment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                    By Order of the Board,

                                    /s/ Maureen E. Kane

                                    Maureen E. Kane
                                    Secretary

February 2, 2001


 IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) OR VOT-ING INSTRUCTION FORM(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH RE-QUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUCTION FORM(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                         KEMPER VALUE+GROWTH PORTFOLIO
                            Kemper Variable Series
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    GENERAL

    This Proxy Statement is being furnished to shareholders of Kemper Value+Growth Portfolio (the "Fund"), a series of Kemper Variable Series (the "Trust"), in connection with four proposals. Proposal 1 describes the election of Trustees, Proposal 2 seeks the approval of a change to the Fund's sub-clas-sification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified company to a non-diversified company, Proposal 3 seeks the approval of a new subadvisory agreement for the Fund between Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager") and Jennison As-sociates LLC and Proposal 4 proposes the ratification of the selection of the Funds' independent auditors. In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is.

    The Board of Trustees (the "Board," the Trustees on which are referred to as the "Trustees") of the Trust is soliciting proxies on behalf of the Trust from shareholders of the Fund for the Special Meeting of Shareholders to be held on March 14, 2001, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, at 3:30 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). The Fund is available exclusively as a funding vehicle for vari-able life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Indi-vidual VLI and VA contract owners are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission ("SEC"), each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Fund. This Proxy Statement, the Notice of Spe-cial Meeting and the proxy cards and voting instruction forms are first being mailed to shareholders and contract owners on or about February 2, 2001 or as soon as practicable thereafter.

    THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 778-1482 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE TRUST SHOWN AT THE BEGINNING OF THIS PROXY STATE-MENT.

    Holders of record of shares of the Fund at the close of business on Janu-ary 26, 2001 (the "Record Date") will be entitled to one vote per share on all business of the Meeting, as to any matter on which they are entitled to vote. The table provided in Appendix 1 hereto sets forth the number of outstanding shares of each series of the Trust as of December 31, 2000.

  The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Trust. The election of new Board mem-bers arises out of a restructuring program proposed by ZSI, the investment manager of the Trust. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly dis-tributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative in-frastructure and focus its distribution efforts. In connection with that ini-tiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Four of the nominees are currently Trustees of the Trust and six of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Funds, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the Trust's governing documents. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees as well as the Trust-ees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not neces-sarily in the same capacity, and (ii) the address of each nominee is c/o Zu-rich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

                                                                    Year First
                                                                     Became a
Name (Date of Birth), Principal Occupation and Affiliations        Board Member
-----------------------------------------------------------        ------------
John W. Ballantine (2/16/46),(/1/) Retired; formerly, First          Nominee
Chicago NBD Corporation/The First National Bank of Chicago: 1996-
1998, Executive Vice President and Chief Risk Management Officer;
1995-1996, Executive Vice President and Head of International
Banking; Director, First Oak Brook Bancshares, Inc., Oak Brook
Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired; formerly, Partner,          Nominee
Business Resources Group; formerly, Executive Vice President,
Anchor Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director, ZSI; formerly,         Nominee
Institutional Sales Manager of an unaffiliated mutual fund
distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing Director, ZSI.            2001

Donald L. Dunaway (3/8/37),(/1/) Retired; formerly, Executive        Nominee
Vice President, A.O. Smith Corporation (diversified
manufacturer).

                                                                    Year First
                                                                     Became a
Name (Date of Birth), Principal Occupation and Affiliations        Board Member
-----------------------------------------------------------        ------------
James R. Edgar (7/22/46),(/3/) Distinguished Fellow, University      1999
of Illinois Institute of Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated with the Kemper
Funds); Director, John B. Sanfilippo & Son, Inc.; Director,
Horizon Group Properties, Inc.; formerly, Governor, State of
Illinois.

William F. Glavin (8/30/58),* Managing Director, ZSI.                Nominee

Robert B. Hoffman (12/11/36),(/1/) Retired; formerly, Chairman,      Nominee
Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial
Officer, Monsanto Company (agricultural, pharmaceutical and
nutritional/food products); formerly, Vice President, Head of
International Operations, FMC Corporation (manufacturer of
machinery and chemicals); Director, Harnischfeger Industries,
Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired; formerly, President,     Nominee
Hood College; formerly, Partner, Steptoe & Johnson (attorneys);
prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of
Justice; Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of Finance, New York        1995
University, Stern School of Business; Director, the Wartburg
Foundation; Chairman, Finance Committee of Morehouse College
Board of Trustees; Director, American Bible Society Investment
Committee; previously member of the Investment Committee of
Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired; formerly, President      Nominee
and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter
(medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen &
Hamilton Inc. (management consulting firm); Director, PSI Inc.,
Evergreen Solar, Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and Director, SRI/Atomic
Tangerine.

                                                                 Year First
                                                                  Became a
Name (Date of Birth), Principal Occupation and Affiliations     Board Member
-----------------------------------------------------------     ------------
John G. Weithers (8/8/33),(/3/) Retired; formerly, Chairman of      1993
the Board and Chief Executive Officer, Chicago Stock Exchange;
Director, Federal Life Insurance Company; President of the
Members of the Corporation and Trustee, DePaul University.

-----------
 *   Interested person of the Trust, as defined in the 1940 Act.
(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios man-aged by ZSI.
(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustees Not Standing for Re-Election:

                                   Present Office with the Trust; Principal
 Name (Date of Birth)             Occupation or Employment and Directorships
 --------------------          ------------------------------------------------
 James E. Akins (10/15/26)     Trustee; Consultant on International, Political
                               and Economic Affairs; formerly, a career U.S.
                               Foreign Service Officer, Energy Adviser for the
                               White House and U.S. Ambassador to Saudi Arabia,
                               1973-1976.

 Arthur Gottschalk (2/13/25)   Trustee; Retired; formerly, President, Illinois
                               Manufacturers Association; Trustee, Illinois
                               Masonic Medical Center; formerly, Illinois State
                               Senator; formerly, Vice President, The Reuben H.
                               Donnelley Corp.; formerly, attorney.

 Frederick T. Kelsey (4/25/27) Trustee; Retired; formerly, Consultant to
                               Goldman, Sachs & Co.; formerly, President,
                               Treasurer and Trustee of Institutional Liquid
                               Assets and its affiliated mutual funds;
                               formerly, President and Trustee, Northern
                               Institutional Funds; formerly, President and
                               Trustee, Pilot Funds.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the

Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI, the proposed subadviser to the Fund or their affiliates and who are not considered "interested" Trustees (the "Inde-pendent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trust-ees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered Independent Trustees if elected has been se-lected and nominated solely by the current Independent Trustees of the Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Trustees met ten times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2000.

Audit and Governance Committee

    The Audit and Governance Committee makes recommendations regarding the se-lection of independent auditors for the Fund, confers with the independent au-ditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Trustees, re-ceives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nom-inees for membership on the Board and oversees the administra-tion of the Trust's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consideration by the Committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Audit and Governance Committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held four meetings during calendar year 2000.

Officers

    The following persons are officers of the Trust:

                              Present Office with the Trust;      Year First
                                         Principal                  Became
 Name (Date of Birth)          Occupation or Employment(/1/)    an Officer(/2/)
 --------------------         ------------------------------   ----------------
 Mark S. Casady (9/21/60)     President; Managing Director,          1998
                              ZSI; formerly, Institutional
                              Sales Manager of an
                              unaffiliated mutual fund
                              distributor.

 Linda C. Coughlin (1/1/52)   Vice President, Trustee and            2001
                              Chairman; Managing Director,
                              ZSI.

 Philip J. Collora (11/15/45) Vice President and Assistant           1992
                              Secretary; Attorney, Senior
                              Vice President, ZSI.

 Kathryn L. Quirk (12/3/52)   Vice President; Managing               1998
                              Director, ZSI.

 Linda J. Wondrack (9/12/64)  Vice President; Senior Vice            1998
                              President, ZSI.

 John R. Hebble (6/27/58)     Treasurer; Senior Vice                 1998
                              President, ZSI.

 Brenda Lyons (2/21/63)       Assistant Treasurer; Senior            1998
                              Vice President, ZSI.

 Caroline Pearson (4/1/62)    Assistant Secretary; Senior            1998
                              Vice President, ZSI; formerly,
                              Associate, Dechert Price &
                              Rhoads (law firm) from 1989-
                              1997.

 Maureen E. Kane (2/14/62)    Secretary; Vice President,             1998
                              ZSI; formerly, Assistant Vice
                              President of an unaffiliated
                              investment management firm;
                              prior thereto, Associate Staff
                              Attorney of an unaffiliated
                              investment management firm,
                              and Associate, Peabody &
                              Arnold (law firm).

                                       Present Office with the      Year First
                                     Trust; Principal Occupation    Became an
 Name (Date of Birth)                    or Employment(/1/)        Officer(/2/)
 --------------------               ----------------------------   ------------
 J. Patrick Beimford (5/25/50)      Vice President; Managing           2001
                                    Director, ZSI.

 Jesus A. Cabrera (12/25/61)        Vice President; Managing           2000
                                    Director, ZSI.

 Robert S. Cessine (1/5/50)         Vice President; Managing           1996
                                    Director, ZSI.
 Irene T. Cheng (6/6/54)            Vice President; Managing           2000
                                    Director, ZSI.

 James M. Eysenbach (4/1/62)        Vice President; Managing           1999
                                    Director, ZSI.

 Jan C. Faller (8/8/66)             Vice President; Vice               2000
                                    President, ZSI.

 Carol L. Franklin (12/3/52)        Vice President; Managing           2001
                                    Director, ZSI.

 Donald E. Hall (8/22/52)           Vice President; Managing           2000
                                    Director, ZSI.

 Sewall Hodges (1/9/55)             Vice President; Managing           2000
                                    Director, ZSI.

 William E. Holzer (7/27/49)        Vice President; Managing           2001
                                    Director, ZSI.

 Robert L. Horton (9/14/66)         Vice President; Vice               2001
                                    President, ZSI.

 Gary A. Langbaum (12/16/48)        Vice President; Managing           1995
                                    Director, ZSI.

 Valerie F. Malter (7/25/58)        Vice President; Managing           2000
                                    Director, ZSI.

 Tracy McCormick (9/27/54)          Vice President; Managing           1999
                                    Director, ZSI.

 Frank J. Rachwalski, Jr. (3/26/45) Vice President; Managing           1995
                                    Director, ZSI.

 Harry E. Resis, Jr. (11/24/45)     Vice President; Managing           1995
                                    Director, ZSI.

 Thomas F. Sassi (11/7/42)          Vice President; Managing           1998
                                    Director, ZSI; formerly,
                                    consultant with an
                                    unaffiliated investment
                                    consulting firm and an
                                    officer of an unaffiliated
                                    investment banking firm from
                                    1993 to 1996.

                                    Present Office with the      Year First
                                  Trust; Principal Occupation    Became an
 Name (Date of Birth)                  or Employment(/1/)       Officer(/2/)
 --------------------             ---------------------------   ------------
 William F. Truscott (9/14/60)    Vice President; Managing          2000
                                  Director, ZSI.

 Robert D. Tymoczko (2/3/70)      Vice President; Senior Vice       2000
                                  President, ZSI.

 Richard L. Vandenberg (11/16/49) Vice President; Managing          1997
                                  Director, ZSI; formerly,
                                  senior vice president and
                                  portfolio manager with an
                                  unaffiliated investment
                                  management firm.

-----------
(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

    The Trust pays the Independent Trustees an annual retainer (paid in quar-terly installments) and an attendance fee, plus expenses, for each Board meet-ing and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trust and receives a manage-ment fee for its services. Several of the officers and Trustees are also offi-cers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. However, the board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructur-ing of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time ben-efit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Trustees of the Trust who are not standing for re-election, will each receive such a one-time benefit. The amount re-ceived by a trustee on behalf of each fund for which he serves as a trustee ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Trust.

    Column (2) Aggregate compensation received by each Trustee from the Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

                              Compensation Table

                                                                               Total
                                       Aggregate                           Compensation
                                   Compensation from                         from Fund
Name of Trustee                        the Trust                           Complex(2)(3)
---------------                    -----------------                       -------------
James E. Akins                     $ 69,157 (26 funds)                       $ 195,480
James R. Edgar                     $ 74,925 (26 funds)                       $ 195,080
Arthur R. Gottschalk(1)            $ 84,139 (26 funds)                       $ 195,080
Frederick T. Kelsey                $ 77,276 (26 funds)                       $ 200,300
Fred B. Renwick                    $ 65,001 (26 funds)                       $ 204,620
John G. Weithers                   $ 84,294 (26 funds)                       $ 239,180

-----------
(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total de-ferred fees (including interest thereon) payable from the Trust to Mr. Gottschalk are $267,256.
(2) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 funds. Each trustee currently serves on the boards of 16 Kemper trusts/corporations comprised of 58 funds.
(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,080 for Messrs. Akins, Edgar,
     Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees were borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

  PROPOSAL 2: APPROVAL OF A CHANGE TO THE FUND'S SUB-CLASSIFICATION UNDER THE
       1940 ACT FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY


    The Board has adopted, subject to shareholder approval, the recommendation of ZSI, the Fund's investment manager, that the Fund's sub-classification be changed from "diversified" to "non-diversified." The Fund is currently classi-fied as a "diversified company" under Section 5(b) of the 1940 Act. As a "di-versified company," the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securi-ties, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." These restrictions apply only at the time of invest-ment.

    For example, if the Fund's portfolio includes a security that constitutes 6% of the Fund's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to pre-vent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is de-signed to prevent such funds from controlling portfolio companies.

    The Board recommends that shareholders approve the Proposal to change the Fund's sub-classification from "diversified" to "non-diversified." If the shareholders approve the Proposal, the Fund will no longer be required to com-ply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the In-ternal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal in-come taxes on its net investment income. In this regard, the applicable diver-sification requirements imposed by the Code provide that the Fund must diver-sify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. government securities, the securities of other regulated invest-ment companies and other securities, with such other securities of any one is-suer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting se-curities of such issuer, and (ii) not more than 25% of the value of its total assets is in-vested in the securities of any one issuer (other than U.S. government securi-ties or the securities of other regulated investment companies). Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund's sub-classification to a non-diversified investment com-pany will permit the Fund to invest a larger portion of its assets in fewer issuers than is now the case.

    ZSI believes that this change in the Fund's sub-classification will bene-fit shareholders with the potential for improved performance because the Fund will have the flexibility to make larger investments in those large U.S. growth and value stocks that the investment manager believes present the best opportunities for growth. The Fund's investment objective is to seek growth of capital through a portfolio of growth and value stocks. The Fund seeks its ob-jective by investing primarily in growth and value stocks from among the 1,000 largest U.S. stocks. The Fund's manager currently seeks a diversified portfo-lio that consists of approximately 50% growth stocks and approximately 50% value stocks, which may shift at different times depending on the manager's outlook, while still maintaining variety in terms of the securities, issuers and economic sectors represented. ZSI has proposed, and the Board has ap-proved, changes to the Fund's investment strategy to limit the number of secu-rities the Fund holds, to maintain an equal allocation of assets between the value and growth portions of the Fund and to employ multiple managers. In or-der to permit the Fund to implement the new investment strategies, ZSI has ad-vised the Board that the Fund's sub-classification should be changed from di-versified to non-diversified.

    While investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund's net asset value may become more volatile. However, ZSI believes these additional risks are outweighed by the potential for improved performance.

    If this Proposal is approved by shareholders, it is anticipated that the change in the Fund's sub-classification will become effective on or about May 1, 2001.

        The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 2.

                 PROPOSAL 3: APPROVAL OF SUBADVISORY AGREEMENT

Introduction

    The Board of Trustees proposes that shareholders of the Fund approve a new Subadvisory Agreement between ZSI and Jennison Associates LLC ("Jennison"). Pursuant to an Investment Management Agreement dated September 7, 1998, ZSI currently acts as investment adviser to the Fund. ZSI proposes to delegate day-to-day investment management of the growth segment of the Fund's portfolio (approximately 50%) to Jennison pursuant to the proposed Subadvisory Agreement. ZSI will remain responsible for allocating assets between the growth and value segments of the portfolio and for handling the day-to-day in-vestment responsibilities for the value and cash segments. Section 15 of the 1940 Act requires that both shareholders of the Fund and the Fund's Board, in-cluding a majority of the Independent Trustees, approve the Subadvisory Agree-ment. A description of the Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the Form of Subadvisory Agreement attached to this Proxy Statement as Exhibit A. Because it is anticipated that the Fund will be renamed SVS Focus Value+Growth Portfolio and the Trust will be renamed Scudder Variable Series II, both effective as of May 1, 2001, the Form of Subadvisory Agreement refers to those entities under their proposed new names.

Description of the Investment Management Agreement

    Responsibility for overall management of the Fund rests with the Trust's Board of Trustees and officers. Professional investment supervision is pro-vided by ZSI. Under the Investment Management Agreement, last approved by the Board on September 27, 2000 and by shareholders on December 16, 1998, ZSI acts as investment manager to the Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Investment Management Agreement provides that the Fund is generally responsible for the charges and expenses of its operations. The In-vestment Management Agreement also provides that ZSI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in con-nection with the matters to which the agreement relates, except a loss result-ing from willful misfeasance, bad faith or gross negligence on the part of the ZSI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and by the Board of Trustees or by shareholders of the Fund. The Fund's Investment Management Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the Fund's outstanding shares, and will terminate au-tomatically upon assignment. The Fund pays ZSI an investment management fee, payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund paid investment management fees of $1,171,000 to ZSI.

Board Considerations

    On January 24, 2001, the Board, including the Independent Trustees, unani-mously voted to approve the Subadvisory Agreement and to recommend its ap-proval to the shareholders of the Fund.

    In determining whether to approve the proposed Subadvisory Agreement and to recommend its approval to shareholders, the Board considered various fac-tors and reviewed various materials furnished by ZSI and Jennison. In particu-lar, the Board considered the prior investment performance of comparable Jen-nison accounts relative to broad-based indices and to comparably managed mu-tual funds, the investment approach of Jennison and the knowledge and experi-ence of the investment professionals who would be responsible for the day-to-day management of the growth portion of the Fund. The Board also considered the following factors: (1) the financial strength and resources of Jennison;
(2) the favorable history, reputation, qualifications, and background of Jen-nison, as well as the qualifications of its personnel; and (3) Jennison's ex-perience with other U.S. registered investment companies.

    The Board of Trustees also reviewed the terms of the Subadvisory Agreement and its possible effects on ZSI, Jennison, the Fund, and the Fund's sharehold-ers, including the change in net compensation to ZSI. Under the terms of the Subadvisory Agreement, Jennison may pay a broker-dealer a commission which ex-ceeds the commission paid for effecting a portfolio investment transaction for brokerage and research services provided by the broker-dealer. This arrange-ment is subject to policies approved by the Board and upon a good faith deter-mination by Jennison that the amount of the commission is reasonable in rela-tion to the value of the brokerage and research services provided. The Board also considered that the investment management fees paid by the Fund would not increase as a result of the new Subadvisory Agreement.

Description of the Subadvisory Agreement

    For the services pursuant to the Subadvisory Agreement, Jennison will re-ceive a fee at an annual rate based on the combined average daily net assets of the Fund and Kemper Value Plus Growth Fund (to be renamed Scudder Focus Value+Growth Fund) allocated to its management, in accordance with the follow-ing schedule:

         Assets                                                             Fee
         ------                                                            -----
      $0-$100 million..................................................... 0.45%
      $100-$500 million................................................... 0.40%
      $500 million-$1 billion............................................. 0.35%
      $1-$2 billion....................................................... 0.30%
      $2 billion +........................................................ 0.25%

    The subadvisory fee is payable monthly by ZSI, not the Fund, and is calcu-lated by multiplying the monthly fee calculated above by the ratio of the Fund's assets relative to the combined assets. Under this fee arrangement, Jennison will receive fees based on the value of portfolio assets under its management as those assets have been allocated to it by ZSI.

    Under the terms of the Subadvisory Agreement, Jennison is not liable to ZSI for any loss arising out of Jennison's responsibilities as subadviser to the Fund, except in the case of its willful misconduct, bad faith, gross neg-ligence in the performance of its duties or reckless disregard of its obliga-tions and duties under the Subadvisory Agreement.

    The Subadvisory Agreement may be terminated without penalty at any time by the Board, by a vote of the majority of the Fund's outstanding voting securi-ties, or upon 60 days' written notice by ZSI or by Jennison. The Subadvisory Agreement also terminates automatically upon the termination of the Investment Management Agreement between ZSI and the Fund or upon its assignment (as that term is defined in the 1940 Act). Upon termination of the Subadvisory Agree-ment for any reason, ZSI may resume management of some or all of the portfolio or seek approval of another subadviser.

    If approved by the shareholders, the Subadvisory Agreement will be effec-tive on or about May 1, 2001, and will remain in effect through September 30, 2001. Thereafter, it will continue in effect if it is approved at least annu-ally by vote of a majority of the Fund's outstanding voting securities, or by the Fund's Board, and in either event, by a vote of a majority of the Indepen-dent Trustees, cast in person at a meeting called for such purpose.

    In the event that the new Subadvisory Agreement is not approved by share-holders, ZSI would continue to manage the entire portfolio and the Board may choose to again solicit the approval of the shareholders for the new Subadvisory Agreement or to seek a new subadviser to manage the growth portion of the Fund.

Description of Jennison

    Jennison was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients, which primarily include registered investment companies and institutional accounts. Jennison specializes in growth stock investing based on a bottom-up approach to indi-vidual stock selection. With respect to the growth portion of the Fund, Jenni-son will follow a growth equity approach with an emphasis on large-cap growth stocks. Under this strategy, Jennison seeks stocks that it believes are able to maintain or achieve superior absolute or relative earnings growth and are attractively valued. The table below sets forth certain information with respect to other registered investment companies advised by Jennison and which have investment objectives similar to the growth segment of the Fund:

                                       Net Assets
                                         as of
                                      December 31,     Fee Rate (as a % of
Fund                                     2000*      average daily net assets)
----                                  ------------  -------------------------
Prudential 20/20 Focus Fund           $439,449,237 0.30% to $300 million;
(Growth Segment)                                   0.25% over $300 million

The Prudential Series Fund, Inc.--    $ 37,757,465 0.30% to $300 million;
20/20 Focus Portfolio                              0.25% over $300 million
(Growth Segment)

Strategic Partners Series--           $162,667,152 0.30% to $300 million;
Strategic Partners Focused Growth                  0.25% over $300 million
Fund
(Jennison Segment)

The Prudential Series Fund, Inc.--    $  3,014,857 0.30% to $300 million;
SP Strategic Partners Focused Growth               0.25% over $300 million
Portfolio
(Jennison Segment)

Seasons Series Trust--                $  6,832,581 0.40%
Focus Growth Portfolio
(Jennison Segment)

SunAmerica Style Select Series,       $492,788,574 0.40%
Inc.--
Focus Portfolio
(Jennison Segment)

Masters' Select Funds Trust--         $ 81,943,692 0.75% on first $10 million;
The Masters' Select Equity Fund                    0.50% on next $30 million;
(Jennison Segment)                                 0.35% on next $25 million;
                                                   0.25% on next $335 million;
                                                   0.22% on next $600 million;
                                                   0.20% over $1 billion

-----------
* When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

    Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a whol-ly-owned subsidiary of Prudential Investment Corporation. Prudential Invest-ment Corporation is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of The Prudential Insurance Company of America. The address for Prudential Investment Corpora-tion and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. If approved as the Fund's subadviser, Jennison may direct purchase and sale orders for portfolio securities to any broker-dealer, including Jennison's affiliates, to the extent and in the manner permitted by applicable law.

    The name and principal occupation of the principal executive officers and each director of Jennison is shown below. The address of each person is 466 Lexington Avenue, New York, NY 10017. The individuals who will be primar-ily responsible for the day-to-day management of the Jennison portion of the Fund are Spiros "Sig" Segalas and Kathleen A. McCarragher.

    Michael A. Del Balso. Director and Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jenni-son Associates Capital Corp.

    Mary-Jane Flaherty. Director since 2000. Managing Director, Strategic Initiatives, Prudential Investment Corporation, since December 1998; prior to December 1998, various positions to Chief Financial Officer, Prudential In-vestment Corporation, and various positions to Vice President, The Prudential Insurance Company ("Prudential").

    John H. Hobbs. Chairman since 1998. Chief Executive Officer Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

    Karen E. Kohler. Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer and Di-rector, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

    Kathleen A. McCarragher. Director and Executive Vice President, Jennison, since 1998. 1992-1998, Managing Director, Weis, Peck & Greer LLC.

    Philip N. Russo. Director since 2000. Vice President and Director, Pruden-tial Investment Corporation, since 1999; Vice President, Prudential, since 1997; prior to 1997, Managing Director, Bankers Trust Company.

    Spiros "Sig" Segalas. Director, President and Chief Investment Officer since 1998. Prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

    Victor Sim. Director since 2000. Vice President, Prudential, since 1997.

    John R. Strangfeld. Director since 2000. Chief Executive Officer of Pru-dential Securities since October 2000; Executive Vice President of Prudential since February 1998; Chief Executive Officer, Chairman, President and Director of Prudential Investment Corporation since January 1998; Chairman of Pricoa Capital Group since August 1989; prior to 1998, various positions to Chief Ex-ecutive Officer, Private Asset Management Group, Prudential.

    Keven C. Uebelein. Director since 2000. Senior Managing Director, Mergers & Acquisitions, Prudential Investment Corporation, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential.

    Bernard B. Winograd. Director since 2000. Chief Executive Officer, Pruden-tial Real Estate Investors, since December 1986; Senior Vice President and Di-rector, Prudential Investment Corporation, since December 1996; prior to De-cember 1996, The Taubman Company LLC.

    No trustees or officers of the Fund are employees, officers, directors or shareholders of Jennison.

        The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 3.

PROPOSAL 4: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board, including all of the Independent Trustees, has selected Ernst & Young LLP to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Board of Trustees unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 4.

                            ADDITIONAL INFORMATION

General

    Proxy Solicitation. As discussed above, shares of the Fund are offered only to Participating Insurance Companies to fund benefits under their VA con-tracts and VLI contracts (each a "Contract"). Accordingly, as of the close of business on January 26, 2001, shares of the Fund were held by separate ac-counts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collec-tively, "Participants"). Participants have the right to instruct the Partici-pating Insurance Companies on how to vote the shares related to their inter-ests through their Contracts (i.e., pass-through voting). A Participating In-surance Company must vote the shares of the Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of the Fund held under the Contract, for, against or ab-staining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit in-structions from Participants for voting shares of the Fund as well as for so-liciting proxies from the Participating Insurance Companies, the actual share-holders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal. Only a shareholder may execute or revoke a proxy. A Partici-pant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompany-ing voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Trust (for a trust-wide vote) or the Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The per-sons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons enti-tled to vote nor has discretionary power to vote on a particular matter. Ac-cordingly, shareholders are urged to forward their voting instructions prompt-ly.

    The election of each nominee under Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting on such election. The vote for the election of Trustees will be determined based upon the results of the voting of shares of each series of the Trust, voting as a single class. The votes of shareholders of certain series of the Trust are being solicited through separate proxy statements. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other ef-fect on, Proposals 1 and 4 and will have the effect of a "no" vote on Propos-als 2 and 3.

    To the best of the Trust's knowledge, as of November 30, 2000, each execu-tive officer, nominee and Trustee of the Trust individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each series of the Trust. Appendix 2 hereto sets forth the benefi-cial owners of more than 5% of the Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Trust, as of November 30, 2000. To the best of the Trust's knowledge, as of November 30, 2000, no person owned beneficially more than 5% of the Fund's outstanding shares or the shares of any other series of the Trust, except as stated on Ap-pendix 2.

    Proxy solicitation costs will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and em-ployees of ZSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their serv-ices, may solicit proxies by telephone, telegram or personally. Shareholder Communications Corporation ("SCC") also has been engaged to assist in the so-licitation of proxies, at an estimated cost of $1,000. As the Meeting date approaches, certain shareholders of the Fund, if their votes have not yet been received, may receive a tele-phone call from a representative of SCC requesting that they submit the proxy card(s) or voting instruction form(s) originally sent with the Proxy State-ment. Should shareholders require additional information regarding the proxy or replacement proxy card(s) or voting instruction form(s), they may contact SCC toll-free at 1-877-389-2214. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Principal Underwriter. Kemper Distributors, Inc., located at 222 South Riverside Plaza, Chicago, Illinois 60606, is the distributor and principal un-derwriter for shares of the Fund.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Trust and/or the Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTING IN-STRUCTION FORM(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    By Order of the Board,

/s/ Maureen E. Kane
    Maureen E. Kane
    Secretary

                                                                      EXHIBIT A

                         FORM OF SUBADVISORY AGREEMENT

    AGREEMENT made as of the    day of     , 2001, between Zurich Scudder In-
vestments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Jennison Associates LLC, a Delaware limited liability company (hereinafter called the "Subadviser").

                                  WITNESSETH:

    WHEREAS, Scudder Variable Series II (the "Trust") is a Massachusetts busi-ness trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "Invest-ment Company Act"); and

    WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial inter-est in separate series and has authorized SVS Focus Value+Growth Portfolio (the "Series"); and

    WHEREAS, the Manager acts as manager for the Series pursuant to an Invest-ment Management Agreement between the Manager and the Trust, on behalf of the Series, dated September 7, 1998, and is responsible for the day-to-day manage-ment and overall administration of the Series; and

    WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to those assets of the Series that the Manager from time to time determines to assign to the Subadviser (those assets being referred to as the "Fund Account"); and

    WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual agreements herein con-tained, it is agreed as follows:

    1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the Fund Account.

    The Subadviser is hereby authorized and directed and hereby agrees, sub-ject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Series (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolu-tions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser, and in accordance with the instructions and procedures of the

Manager furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Fund Account, to provide research and analysis relative to the investment program and securities and other invest-ments ("investments") of the Fund Account, to determine what investments should be purchased, sold and loaned by the Fund Account and to monitor on a continuing basis the performance of the investments of the Fund Account. In addition, the Subadviser shall place orders for the purchase and sale of in-vestments for the Fund Account and, subject to the provisions of the following paragraph, shall take reasonable steps to assure that those portfolio transac-tions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Series ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment for the Fund Account specifying the name of the issuer, the CUSIP number (if avail-able), the description and amount (or number of shares) of the investment pur-chased, the market price, commission and gross or net price, trade date, set-tlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall fur-nish to the Manager, Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Fund Account, all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund Account. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutu-ally agreeable, to review the investments and investment performance of the Fund Account in the light of the Series' investment objectives and policies and market conditions.

    It shall be the duty of the Subadviser to furnish to the Trustees such in-formation as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

    In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or repre-sent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

    In furnishing the services under this Agreement, the Subadviser shall com-ply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations prom-ulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that pre-vents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Series.

    The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Fund Ac-count, taking into account the factors specified in the Prospectus and State-ment of Additional Information of the Trust relating to the Series. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund Account to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsi-bilities with respect to accounts as to which it exercises investment discre-tion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund Account's brokerage and the manner in which that brokerage was allocated.

    The Fund Account assets shall be maintained in the custody of the Custo-dian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets contained in the Fund Account, and shall not be liable for any loss resulting from any act or omis-sion of the Custodian other than acts or omissions arising in reliance on in-structions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

    2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

    (a) The Declaration of Trust of the Trust as in effect on the date here-of;

    (b) The By-laws of the Trust in effect on the date hereof;

    (c) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Fund Account and approving the form of this agreement;

    (d) The resolutions of the Board selecting the Manager as investment manager to the Series and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

    (e) The Investment Management Agreement with the Trust, on behalf of the Series;

    (f) The Code of Ethics of the Trust and of the Manager as currently in effect;

    (g) Current copies of the Prospectus and Statement of Additional Infor-mation of the Trust relating to the Series;

    (h) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Series; and

    (i) A schedule of the investments and other assets that will initially comprise the Fund Account.

    The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supple-ments to the foregoing, if any. Such amendments or supplements as to Items (a) though (h) above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

    During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy state-ments, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser rea-sonably objects in writing within five business days (or such other time pe-riod as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned doc-uments do not need to be furnished to the Subadviser prior to the document's use.

    In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or other-wise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

    (a) The Subadviser's most recent balance sheet;

    (b) Separate lists of persons whom the Subadviser wishes to have autho-rized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Series;

    (c) The Code of Ethics of the Subadviser as currently in effect; and

    (d) Any compliance policies, trading, commission and other reports, con-firmation of Subadviser's insurance coverage (in form and substance satis-factory to the Manager), and such other management or operational docu-ments as the Manager may reasonably request in writing (on behalf of it-self or the Board) in assessing the Subadviser.

    The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from vio-lating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, in-cluding a majority of the Trustees who are not interested persons of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not rep-resent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about ma-terial violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser un-der Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).

    The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above shall be provided within 30 days of the time such materials became available to the Subadviser.

    The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the mean-ing of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

    4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Series. It is also un-derstood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of a security for the Fund Account to be in the best interest of the Series, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the ex-penses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Series and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund Account, or recommend for purchase or sale, by the Fund Account any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affili-ate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

    The Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the tim-ing or nature of action taken with respect to the Fund Account.

    Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to assets of the Series, or other series of the Trust, for which the Subadviser does not provide such services, or to prevent the Manager from pro-viding such services itself in relation to such assets or series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

    5. Fees, Expenses and Other Charges.

    (a) For its services hereunder, the Subadviser shall be paid a manage-ment fee by the Manager according to the fee schedule attached hereto as Schedule A.

    (b) The Subadviser, at its expense, shall furnish all necessary invest-ment facilities, including salaries of personnel required for it to exe-cute its duties under this Agreement.

    6. Confidential Treatment. It is understood that any information or recom-mendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connec-tion with the Series. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereun-der, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its ob-ligation to provide investment advice and other services to the Series.

    The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

    7. Representations and Covenants of the Parties. The Subadviser hereby ac-knowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is de-fined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Sec-tion 9 of the Investment Company Act. The Manager and the Subadviser acknowl-edge that the Fund Account represents only a portion of the Series and that the Subadviser shall not be responsible for ensuring that the Series as a whole is managed in a manner that complies with applicable rules and regula-tions of the SEC and Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser covenants that it shall carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree including, if requested by the Manager, managing the Fund Account as if it were a separate investment company for purposes of determin-ing compliance with the rules and regulations of the SEC, the Series' invest-ment policies and restrictions and the Series' qualification as a registered investment company under Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser also covenants that it shall cooperate with the Manager's (or its designee's) personnel to ensure that the Series is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M and Section 817, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Man-ager may request.

    8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Fund Account, including information re-quired to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Fund Account and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Man-ager quarterly compliance certifications. The Subadviser shall permit its fi-nancial statements, books and records with respect to the Series to be in-spected and audited by the Trust, the Manager or their agents at all reason-able times during normal business hours. The Subadviser shall immediately no-tify and forward to both the Manager and legal counsel for the Series any le-gal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

    In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains with respect to the Fund Account are the property of the Trust and further agrees to sur-render promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advis-ers Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the Fund Account. The Subadviser fur-ther agrees to preserve for the periods prescribed by Rule 31a-2 under the In-vestment Company Act the records it maintains for the Trust.

    9. Continuance and Termination. This Agreement shall remain in full force and effect through September 30, 2001, and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be ap-proved by the vote of a majority of the Trustees who are not interested per-sons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated with-out penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment Company Act, or upon termination of the Manager's Investment Man-agement Agreement with the Trust, on behalf of the Series. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an invest-ment adviser.

    10. Amendment. No provision of this Agreement may be changed, waived, dis-charged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

    11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Series.

    12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all loss-es, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the Fund Account (1) to the extent of and as a result of the willful misconduct, bad faith, or gross neg-ligence by the Subadviser, any of the Subadviser's employees or representa-tives or any affiliate of or any person acting on behalf of the Subadviser, or
(2) as a result of any untrue statement or alleged untrue statement of a mate-rial fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any af-filiated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securi-ties Exchange Act of 1934.

    In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful miscon-duct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or con-trolling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Se-ries (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Man-ager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional In-formation of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a ma-terial fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

    In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provi-sion of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful mis-conduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the af-firmative vote, at a duly called and held meeting of shareholders of the Se-ries, (1) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy, or (2) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

    For the purposes of this Agreement, the terms "affiliated person," "inter-ested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under such Acts.

    14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

    If to the Manager:     ZURICH SCUDDER INVESTMENTS, INC.
                           345 Park Avenue
                           New York, NY 10154
                           Attention: General Counsel

    If to the Trust:       SCUDDER VARIABLE SERIES II
                           SVS FOCUS VALUE+GROWTH PORTFOLIO
                           Two International Place
                           Boston, MA 02110
                           Attention: Secretary

    If to the              JENNISON ASSOCIATES LLC
Subadviser:                466 Lexington Avenue
                           New York, NY 10017
                           Attention: Karen Kohler, Executive Vice President

    15. Instructions. The Subadviser is authorized to honor and act on any no-tice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen sig-natures shall be provided by the Trust or Manager from time to time.

    16. Law. This Agreement is governed by and shall be construed in accor-dance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company Act.

    17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Series must look solely to the property of the Series for the enforcement of any claims against the Series as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Series. No series of the Trust shall be liable for the obliga-tions of any other series.

    18. Counterparts. This Agreement may be executed in two or more counter-parts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

    IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                       ZURICH SCUDDER INVESTMENTS, INC.

Attest: _____________________________     By: _________________________________
   Name:                                     Name:
   Title:                                    Title:

                      SUBADVISER: JENNISON ASSOCIATES LLC

Attest: _____________________________     By: _________________________________
   Name:                                     Name: Karen Kohler
   Title:                                    Title:Executive Vice President

                    Schedule A to the Subadvisory Agreement
           for the SVS Focus Value+Growth Portfolio (the "Series"),
       a series of Scudder Variable Series II (the "Trust"), made as of
 the    day of     , 2001 between Zurich Scudder Investments, Inc. ("Manager")
                  and Jennison Associates LLC ("Subadviser")

                                 FEE SCHEDULE

    As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund Account and the Fund Account referred to
in the Subadvisory Agreement made as of the    day of    , 2001, between the
Manager and the Subadviser relating to the Scudder Focus Value+Growth Fund (the "Scudder Value Plus Fund Account") calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the Fund Account and the Scudder Value Plus Fund Account as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and of the Scudder Value Plus Fund Ac-count for such period.

                                                                      Annualized
         Net Assets*                                                     Rate
         -----------                                                  ----------
      $0-$100 million................................................ 0.45 of 1%
      $100-500 million............................................... 0.40 of 1%
      $500-1 billion................................................. 0.35 of 1%
      $1-2 billion................................................... 0.30 of 1%
      $2 billion +................................................... 0.25 of 1%

     -----------
     * Combined net assets of the Fund Account and the Scudder Value Plus Fund Account

    The "average daily net assets" of the Fund Account and the Scudder Value Plus Fund Account shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets of the Fund Account and the Scudder Value Plus Fund Account shall always be determined pursuant to the applicable provi-sions of the applicable Declaration of Trust and Registration Statement. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing compu-tation. If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees shall be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.

                                   APPENDIX 1

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares of each series of the Trust outstanding as of December 31, 2000.

                                                                Number of Shares
Fund                                                              Outstanding
----                                                            ----------------
Kemper Aggressive Growth Portfolio.............................   49,909,597.624
Kemper Blue Chip Portfolio.....................................  158,306,610.276
Kemper Contrarian Value Portfolio..............................  163,654,803.712
Kemper Global Blue Chip Portfolio..............................   28,262,308.877
Kemper Government Securities Portfolio.........................  126,908,998.672
Kemper Growth Portfolio........................................  193,400,099.078
Kemper High Yield Portfolio....................................  337,288,121.616
Kemper Horizon 5 Portfolio.....................................   28,749,630.105
Kemper Horizon 10+ Portfolio...................................   41,973,537.738
Kemper Horizon 20+ Portfolio...................................   21,805,435.961
Kemper International Portfolio.................................  121,747,989.322
Kemper Investment Grade Bond Portfolio.........................   67,709,469.629
Kemper Money Market Portfolio..................................  278,826,209.917
Kemper New Europe Portfolio....................................   13,973,925.401
Kemper Small Cap Growth Portfolio..............................  139,081,779.116
Kemper Small Cap Value Portfolio...............................   74,793,494.958
Kemper Strategic Income Portfolio..............................    9,120,802.883
Kemper Technology Growth Portfolio.............................  194,420,698.493
Kemper Total Return Portfolio..................................  328,284,442.439
Kemper Value+Growth Portfolio..................................   92,528,575.323
KVS Dreman Financial Services Portfolio........................   57,130,696.099
KVS Dreman High Return Equity Portfolio........................  155,882,182.981
KVS Focused Large Cap Growth Portfolio.........................   24,678,503.598
KVS Growth and Income Portfolio................................  100,469,805.463
KVS Growth Opportunities Portfolio.............................  134,815,890.357
KVS Index 500 Portfolio........................................  104,700,340.975

                                  APPENDIX 2

               Beneficial Owners of More Than 5% of Fund Shares

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of certain of these shares:

  . 28,320,768 shares in the aggregate, or 60.87% of the outstanding shares of Kemper Aggressive Growth Portfolio;

  . 114,219,903 shares in the aggregate, or 73.18% of the outstanding shares of Kemper Blue Chip Portfolio;

  . 96,026,706 shares in the aggregate, or 59.44% of the outstanding shares of Kemper Contrarian Value Portfolio;

  . 18,760,317 shares in the aggregate, or 67.97% of the outstanding shares of Kemper Global Blue Chip Portfolio;

  . 47,186,171 shares in the aggregate, or 37.73% of the outstanding shares of Kemper Government Securities Portfolio;

  . 51,457,858 shares in the aggregate, or 26.58% of the outstanding shares of Kemper Growth Portfolio;

  . 128,669,800 shares in the aggregate, or 43.44% of the outstanding shares of Kemper High Yield Portfolio;

  . 23,182,585 shares in the aggregate, or 79.08% of the outstanding shares of Kemper Horizon 5 Portfolio;

  . 31,834,181 shares in the aggregate, or 74.85% of the outstanding shares of Kemper Horizon 10+ Portfolio;

  . 15,716,224 shares in the aggregate, or 70.76% of the outstanding shares of Kemper Horizon 20+ Portfolio;

  . 48,837,990 shares in the aggregate, or 39.80% of the outstanding shares of Kemper International Portfolio;

  . 45,948,436 shares in the aggregate, or 69.08% of the outstanding shares of Kemper Investment Grade Bond Portfolio;

  . 131,316,637 shares in the aggregate, or 43.32% of the outstanding shares of Kemper Money Market Portfolio;

  . 8,958,632 shares in the aggregate, or 68.33% of the outstanding shares of Kemper New Europe Portfolio;

  . 46,809,686 shares in the aggregate, or 34.20% of the outstanding shares of Kemper Small Cap Growth Portfolio;

  . 41,455,285 shares in the aggregate, or 55.63% of the outstanding shares of Kemper Small Cap Value Portfolio;

  . 5,736,446 shares in the aggregate, or 64.78% of the outstanding shares of Kemper Strategic Income Portfolio;

  . 114,776,395 shares in the aggregate, or 63.17% of the outstanding shares of Kemper Technology Growth Portfolio;

  . 94,387,108 shares in the aggregate, or 28.53% of the outstanding shares of Kemper Total Return Portfolio;

  . 66,625,290 shares in the aggregate, or 71.74% of the outstanding shares of Kemper Value+Growth Portfolio;

  . 39,941,218 shares in the aggregate, or 73.36% of the outstanding shares of KVS Dreman Financial Services Portfolio;

  . 92,013,813 shares in the aggregate, or 61.64% of the outstanding shares of KVS Dreman High Return Equity Portfolio;

  . 15,770,791 shares in the aggregate, or 69.52% of the outstanding shares of KVS Focused Large Cap Growth Portfolio;

  . 63,006,181 shares in the aggregate, or 66.21% of the outstanding shares of KVS Growth and Income Portfolio;

  . 83,486,667 shares in the aggregate, or 66.25% of the outstanding shares of KVS Growth Opportunities Portfolio; and

  . 53,691,106 shares in the aggregate, or 54.42% of the outstanding shares of KVS Index 500 Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Lincoln National Life Insurance Company, 2920 South 84th Street, Lincoln, NE 68506, who may be deemed to be the beneficial owner of certain of these shares:

  . 13,497,662 shares in the aggregate, or 10.79% of the outstanding shares of Kemper Government Securities Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Kemper Life, 1 Kemper Drive, Long Grove, IL 60049, who may be deemed to be the beneficial owner of certain of these shares:

  . 16,696,503 shares in the aggregate, or 35.89% of the outstanding shares of Kemper Aggressive Growth Portfolio;

  . 41,851,610 shares in the aggregate, or 26.82% of the outstanding shares of Kemper Blue Chip Portfolio;

  . 65,531,853 shares in the aggregate, or 40.56% of the outstanding shares of Kemper Contrarian Value Portfolio;

  . 62,016,515 shares in the aggregate, or 49.58% of the outstanding shares of Kemper Government Securities Portfolio;

  . 142,133,912 shares in the aggregate, or 73.42% of the outstanding shares of Kemper Growth Portfolio;

  . 166,841,942 shares in the aggregate, or 56.33% of the outstanding shares of Kemper High Yield Portfolio;

  . 6,132,901 shares in the aggregate, or 20.92% of the outstanding shares of Kemper Horizon 5 Portfolio;

  . 10,697,987 shares in the aggregate, or 25.15% of the outstanding shares of Kemper Horizon 10+ Portfolio;

  . 6,488,388 shares in the aggregate, or 29.21% of the outstanding shares of Kemper Horizon 20+ Portfolio;

  . 73,894,986 shares in the aggregate, or 60.22% of the outstanding shares of Kemper International Portfolio;

  . 20,568,118 shares in the aggregate, or 30.92% of the outstanding shares of Kemper Investment Grade Bond Portfolio;

  . 171,785,353 shares in the aggregate, or 56.67% of the outstanding shares of Kemper Money Market Portfolio;

  . 85,223,299 shares in the aggregate, or 62.26% of the outstanding shares of Kemper Small Cap Growth Portfolio;

  . 28,526,681 shares in the aggregate, or 38.28% of the outstanding shares of Kemper Small Cap Value Portfolio;

  . 2,907,399 shares in the aggregate, or 32.83% of the outstanding shares of Kemper Strategic Income Portfolio;

  . 65,409,404 shares in the aggregate, or 36.00% of the outstanding shares of Kemper Technology Growth Portfolio;

  . 236,438,346 shares in the aggregate, or 71.47% of the outstanding shares of Kemper Total Return Portfolio;

  . 26,244,244 shares in the aggregate, or 28.26% of the outstanding shares of Kemper Value+Growth Portfolio;

  . 13,989,653 shares in the aggregate, or 25.70% of the outstanding shares of KVS Dreman Financial Services Portfolio;

  . 55,893,761 shares in the aggregate, or 37.44% of the outstanding shares of KVS Dreman High Return Equity Portfolio;

  . 5,379,454 shares in the aggregate, or 23.71% of the outstanding shares of KVS Focused Large Cap Growth Portfolio; and

  . 39,918,209 shares in the aggregate, or 40.46% of the outstanding shares of KVS Index 500 Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Cova Financial Services Company, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181, who may be deemed to be the ben-eficial owner of certain of these shares:

  . 4,538,063 shares in the aggregate, or 6.09% of the outstanding shares of Kemper Small Cap Value Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Scudder Investments, Inc., 2 Interna-tional Place, Boston, MA 02110, who may be deemed to be the beneficial owner of such shares:

  . 1,536,612 shares in the aggregate, or 6.77% of the outstanding shares of KVS Focused Large Cap Growth Portfolio; and

  . 5,045,100 shares in the aggregate, or 5.11% of the outstanding shares of KVS Index 500 Portfolio.

--------------------------------------------------------------------------------


Thank you
--------------------------------------------------------------------------------
       for mailing your proxy card promptly!

                               We appreciate your

                             continuing support and

                             look forward to serving

                         your future investment needs.

Kemper Funds

     . Kemper Value+Growth Portfolio





                                                                     KVS V+G #32

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

KEMPER VALUE+GROWTH PORTFOLIO   Special Meeting of Shareholders - March 14, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.
                                                  NO POSTAGE IS REQUIRED.

                                       Dated ___________________, 2001

                                       Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                       -------------------------------------

                                       -------------------------------------
                                          Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

                  Please vote by filling in the boxes below.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.
                                                ---

PROPOSAL 1                                                                           FOR all             WITHHOLD
----------                                                                           nominees          authority to
                                                                                  listed (except       vote for all
To elect Trustees to hold office until their respective successors have             as noted in       nominees listed
space provided) been duly elected and qualified or until their earlier                 space
resignation or removal.                                                              provided)

NOMINEES: (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S.
Casady, (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R.
Edgar, (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D.                   [_]                [_]
Peterson, (10) Fred B. Renwick, (11) William P. Sommers,
(12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

              ----------------------------------------------------

                                                                                         FOR              AGAINST         ABSTAIN
PROPOSAL 2
----------

To approve a change to the Fund's sub-classification under the Investment                [_]                [_]             [_]
Company Act of 1940, as amended, from a diversified company to a non-diversified company.

PROPOSAL 3
----------

To approve a new subadvisory agreement for the Fund between Zurich                       [_]                [_]             [_]
Scudder Investments, Inc. and Jenninson Associates LLC.

PROPOSAL 4
----------

To ratify the selection of Ernst & Young LLP as the Fund's independent                   [_]                [_]             [_]
auditors for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE